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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report:  October 16, 1998
                                       ----------------


                             Access Health, Inc.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                       000-19758              68-0163589
(State or other jurisdiction of   (Commision File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


                           335 INTERLOCKEN PARKWAY
                         BROOMFIELD, COLORADO  80021
                   (address of principal executive offices)


      Registrant's telephone number, including area code: (303) 466-9500


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ITEM 5:

OTHER EVENTS

This Report of Access Health, Inc. ("Registrant" or "Access Health") on Form 8-K dated October 16, 1998 (the "Report"), relates to the Registrant's completion of the acquisition of InterQual, Inc., a corporation organized and existing under the laws of the State of Delaware ("InterQual"), by means of a merger (the "InterQual Merger") of Access Acquisition Corp. 98A, a corporation organized and existing under the laws of the State of Delaware and a wholly-owned subsidiary of the Registrant ("InterQual Merger Sub"), with and into InterQual, pursuant to the Agreement and Plan of Reorganization, dated as of June 4, 1998 (the "InterQual Merger Agreement"), among the Registrant, Merger Sub and InterQual. A copy of the InterQual Merger Agreement is incorporated by reference in this Report on Form 8-K as
Exhibit 2.1 hereto. The purpose of this Report is to provide restated financial statements of Access Health reflecting the combined businesses of Access Health and InterQual and to provide a related Management's Discussion and Analysis of Financial Condition and Results of Operations for such periods.

See Exhibit 20.1 for Access Health management's discussion and analysis of financial condition and results of operations and Exhibit 20.2 for Access Health's restated financial statements.

ITEM 7:

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits


2.1    Access Health, Inc. Agreement and Plan of Reorganization dated as of
       June 4, 1998, entered into by and among Access Health, Inc., a Delaware corporation, InterQual, Inc., a Delaware corporation, and Access
       Acquisition  Corp. 98A, a Delaware corporation (incorporated by reference to Annex A to the Prospectus contained in Access Health's
       Registration Statement on Form S-4 (File No. 333-56253).............................

23.1   Consent of Arthur Andersen LLP, Independent Public Accountants......................

27.1   Financial Data Schedules............................................................

99.1   Management's Discussion and Analysis of Financial Condition and Results
       of Operations.......................................................................

99.2   Access Health, Inc. audited consolidated financial statements as of
       September 30, 1995, 1996 and 1997...................................................




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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ACCESS HEALTH, INC.


Dated:  October 16, 1998                By:  /s/ TIMOTHY H. CONNOR
                                           -----------------------------------
                                        Name:     Timothy H. Connor
                                        Title:    Senior Vice President and
                                                  Chief Financial Officer


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                                EXHIBIT INDEX


Exhibit                          Description
-------                          -----------
2.1    Access Health, Inc. Agreement and Plan of Reorganization dated as of
       June 4, 1998, entered into by and among Access Health, Inc., a Delaware corporation, InterQual, Inc., a Delaware corporation, and Access
       Acquisition  Corp. 98A, a Delaware corporation (incorporated by reference to Annex A to the Prospectus contained in Access Health's
       Registration Statement on Form S-4 (File No. 333-56253).............................

23.1   Consent of Arthur Andersen LLP, Independent Public Accountants......................

27.1   Financial Data Schedules............................................................

99.1   Management's Discussion and Analysis of Financial Condition and Results
       of Operations.......................................................................

99.2   Access Health, Inc. audited consolidated financial statements as of
       September 30, 1995, 1996 and 1997...................................................



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